Exhibit 10.2


                                R&E GAMING CORP.
                       P.O. Box 9660, 6001 Clubhouse Drive
                        Rancho Santa Fe, California 92067


                                   May 1, 1998


CITY NATIONAL BANK
400 North Roxbury Drive, 5th Floor
Beverly Hills, California 90210
Attn: __________________

                  Re:    Letter of Credit No. 970919.OD.0002
                         -----------------------------------

Dear Sirs:

         Upon application of R&E Gaming Corp. ("R&E Gaming"), Letter of Credit No. 970919.OD.0002 (the "Letter of Credit") was issued in favor of State Street Bank and Trust Company of California, N.A. ("State Street Bank") in the form attached hereto as Exhibit "A". The Letter of Credit, which expires by its terms on June 10, 1998, is being held by State Street Bank pursuant to an Escrow Agreement dated as of September 15, 1997 by and among R&E Gaming, Riviera Holdings Corporation ("RHC") and State Street Bank.

         A dispute has arisen between R&E Gaming and RHC regarding entitlement to the Letter of Credit or the funds represented thereby, as the case may be. R&E Gaming is desirous that the Letter of Credit be extended until such dispute is resolved. Accordingly, R&E Gaming hereby requests (the "Request") that appropriate documents be prepared to provide for the amendment and extension of the Letter of Credit upon the following terms:

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         10.   The Letter of Credit will be extended until the earlier to occur of:

               a. The delivery to City National Bank, attention __________, at __________, of written notice from State Street Bank that:
                    (i) the Letter of Credit has been returned to R&E Gaming; and (ii) the Letter of Credit should be canceled; or

               b. May 1, 1999 (the "Expiration Date"); provided that the Expiration Date will automatically be extended to May 1, 2000 (or the next bank business day) unless City National Bank has given written notice (the "Cancellation Notice") to each of R&E Gaming, RHC and State Street Bank, or their successors, before March 1, 1999 (the "Notice Date") that City National Bank will not further extend the Letter of Credit past the Expiration Date; and provided further that the Expiration Date and the Notice Date will automatically continue to be extended from year to year to the next succeeding May 1st and March 1st, respectively (or the next succeeding bank business day), unless the Cancellation Notice has been given in accordance with this subsection before the then applicable Notice Date.

         11. City National Bank will be entitled to honor a presentment by State Street Bank of the Letter of Credit upon delivery to City National Bank of such


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

               documents as it may require, together with a Certificate stating the following:

               "The undersigned, a duly authorized officer of State Street Bank and Trust Company of California, N.A. (the "Escrow Agent"), hereby certifies to City National Bank (the "Bank") with reference to irrevocable Letter of Credit No. 970919.OD.0002 (the "Letter of Credit") issued by the Bank that the Escrow Agent is delivering notice as provided in Section 5(a) of the Amendment, dated as of May 1, 1998, to the Escrow Agreement, dated as of September 15, 1997, among R&E Gaming Corp., Riviera Holdings Corporation and Escrow Agent (collectively the "Escrow Agreement") in full compliance with the terms and conditions of the Escrow Agreement, as amended.

               Demand is hereby made under the Letter of Credit for $5,172,427.00. Please remit payment to State Street Bank and Trust Company of California, N.A., Account No. _________, at __________, ABA No. ___________, Ref: By: Name: Title: "

         12. Except as set forth in Paragraphs 1 and 2 above, the terms of the Letter of Credit will remain unchanged.


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         RHC, as the real party in interest  for receipt of the  proceeds of the
Letter of Credit, joins in this Request. State Street Bank, as the nominal beneficiary of the Letter of Credit and in reliance upon the agreement of R&E Gaming and RHC that the Letter of Credit should be amended and extended upon the above terms, joins in this Request.

                                   Very truly yours,

                                   R&E GAMING CORP.



                                   By:/s/ Allen E. Paulson
                                      ------------------------------
                                      Allen E. Paulson
                                      President




Joining in the Request:

RIVIERA HOLDINGS CORPORATION



By: /s/
    -----------------------------------------------


STATE STREET BANK TRUST COMPANY OF CALIFORNIA, N.A.



By: /s/
    -----------------------------------------------





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